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                                                                   EXHIBIT 10.3


                                CREDIT AGREEMENT

                           --------------------------



                                 BY AND BETWEEN

                                  RENEX CORP.,
                              A FLORIDA CORPORATION

                                       AND

                               NATIONSBANK, N.A.,
                         A NATIONAL BANKING ASSOCIATION

                           --------------------------



                           DATED AS OF APRIL 30, 1998



                           --------------------------




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                                TABLE OF CONTENTS

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
ARTICLE I - DEFINITIONS...............................................................4
         1.1 DEFINITIONS..............................................................4
         1.2 ACCOUNTING TERMS........................................................11
         1.3 OTHER DEFINITIONAL PROVISIONS...........................................11

ARTICLE II - REVOLVING CREDIT COMMITMENT.............................................12
         2.1 REVOLVING CREDIT COMMITMENT.............................................12
         2.2 NOTICE AND MANNER OF BORROWING..........................................12
         2.3 NOTE....................................................................12
         2.4 INTEREST................................................................13
         2.5 PAYMENTS................................................................14
         2.6 COLLATERAL..............................................................14
         2.7 FEES....................................................................14

ARTICLE III - AVAILABILITY...........................................................15
         3.1 Availability............................................................15

ARTICLE IV - GUARANTY................................................................15
         4.1 GUARANTY................................................................15

ARTICLE V - COLLATERAL...............................................................16
         5.1 COLLATERAL..............................................................16
         5.2 CROSS-COLLATERAL........................................................16

ARTICLE VI - CONDITIONS PRECEDENT TO BORROWING.......................................16
         6.1 EACH LOAN...............................................................16
         6.2 INITIAL LOAN............................................................16

ARTICLE VII - CONDITIONS PRECEDENT TO ACQUISITIONS...................................18
         7.1 Acquisitions............................................................18

ARTICLE VIII - REPRESENTATIONS AND WARRANTIES........................................20
         8.1 CORPORATE EXISTENCE AND POWER...........................................20
         8.2 CORPORATE AUTHORITY.....................................................20
         8.3 FINANCIAL CONDITION.....................................................20
         8.4 FULL DISCLOSURE.........................................................21
         8.5 LITIGATION..............................................................21
         8.6 PAYMENT OF TAXES........................................................21

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
         8.7 NO ADVERSE RESTRICTIONS OR DEFAULTS.....................................21
         8.8 INVESTMENT COMPANY ACT..................................................22
         8.9 AUTHORIZATIONS..........................................................22
         8.10 REIMBURSEMENT FROM THIRD PARTY PAYORS..................................22
         8.11 FRAUD AND ABUSE........................................................22
         8.12 LICENSING AND ACCREDITATION............................................23
         8.13 SUBSIDIARIES AND AFFILIATES............................................23
         8.14 TITLE TO PROPERTIES....................................................23
         8.15 USE OF LOANS...........................................................23
         8.16 ERISA..................................................................24

ARTICLE IX - AFFIRMATIVE COVENANTS...................................................24
         9.1 LOAN PROCEEDS...........................................................24
         9.2 CORPORATE EXISTENCE.....................................................25
         9.3 MAINTENANCE OF BUSINESS AND PROPERTIES..................................25
         9.4 INSURANCE...............................................................25
         9.5 PAYMENT OF INDEBTEDNESS, TAXES, ETC.....................................25
         9.6 COMPLIANCE WITH LAWS....................................................26
         9.7 NOTICE OF DEFAULT.......................................................26
         9.8 FINANCIAL STATEMENTS, REPORTS, ETC......................................26
         9.9 VISITATION RIGHTS.......................................................28
         9.10 NOTICE OF LITIGATION AND OTHER PROCEEDINGS.............................28
         9.11 ERISA..................................................................28
         9.12 NET WORTH..............................................................29
         9.13 CURRENT RATIO..........................................................29
         9.14 CURRENT MATURITIES COVERAGE RATIO......................................29
         9.15 LEVERAGE RATIO.........................................................29
         9.16 CAPITALIZATION RATIO...................................................29
         9.17 BOOKS AND RECORDS......................................................30
         9.18 OPERATING ACCOUNTS.....................................................30
         9.19 MANAGEMENT.............................................................30
         9.20 REIMBURSEMENT FROM THIRD PARTY PAYORS..................................30

ARTICLE X - NEGATIVE COVENANTS.......................................................31
         10.1 LIMITATION ON LIENS....................................................31
         10.2 LIMITATION ON INDEBTEDNESS.............................................31
         10.3 THIRD-PARTY GUARANTIES.................................................32
         10.4 DIVIDENDS..............................................................32
         10.5 MERGERS, CONSOLIDATIONS AND ACQUISITION OF ASSETS......................32
         10.6 SALE, LEASE, ETC.......................................................32
         10.7 INVESTMENTS............................................................32
         10.8 TRANSACTIONS WITH AFFILIATES...........................................33
         10.9 SALE AND LEASEBACK.....................................................33
         10.10 PURCHASE OF OWN SHARES................................................33

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
         10.11 TRANSFER OF SHARES....................................................33
         10.12 BUSINESS OPERATIONS...................................................33
         10.13 OWNERSHIP OF ASSETS...................................................33
         10.14 LOANS AND ADVANCES....................................................33
         10.15 CAPITAL EXPENDITURES..................................................29
         10.16 FRAUD AND ABUSE.......................................................33

ARTICLE XI - ENVIRONMENTAL...........................................................34
         11.1 HAZARDOUS AND TOXIC MATERIALS GENERALLY................................34

ARTICLE XII - EVENTS OF DEFAULT......................................................35
         12.1 EVENTS OF DEFAULT......................................................35

ARTICLE XIII - MISCELLANEOUS.........................................................38
         13.1 NO WAIVER, REMEDIES CUMULATIVE.........................................38
         13.2 SURVIVAL OF REPRESENTATIONS............................................38
         13.3 EXPENSES...............................................................38
         13.4 NOTICES................................................................39
         13.5 CONSTRUCTION...........................................................39
         13.6 SUCCESSORS AND ASSIGNS.................................................39
         13.7 JURISDICTION, SERVICE OF PROCESS.......................................39
         13.8 LIMIT ON INTEREST......................................................40
         13.9 PAYMENT ON OTHER THAN BUSINESS DAY.....................................41
         13.10 NET PAYMENTS..........................................................41
         13.11 INDEMNIFICATION OF LENDER.............................................41
         13.12 COUNTERPARTS..........................................................42
         13.13 HEADINGS..............................................................42
         13.14 SEVERABILITY..........................................................42
         13.15 COURSE OF DEALING; AMENDMENT; SUPPLEMENTAL AGREEMENTS.................42
         13.16 RIGHT OF SETOFF.......................................................42
         13.17 ARBITRATION...........................................................43

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                  THIS CREDIT AGREEMENT, dated as of April 30, 1998 (the
"Agreement"), is by and between RENEX CORP., a Florida corporation (the "Borrower") and NATIONSBANK, N.A. (the "Lender").

                                 R E C I T A L S

                  A. The Borrower has requested Lender to provide to the Borrower a revolving credit facility as set forth herein.

                  B. The Lender is willing to provide a revolving credit facility to the Borrower for the purposes, upon the terms, and subject to the conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, and for other good and valuable consideration, it is agreed as follows:

                             ARTICLE I - DEFINITIONS

         1.1 DEFINITIONS.

                  In addition to terms defined elsewhere in this Agreement, the following terms have the meanings indicated which meanings shall be equally applicable to both the singular and the plural forms of such terms:

         "ACCOUNTS OR ACCOUNTS RECEIVABLE" shall have the meaning ascribed to Account in Section 679.106 of the Florida Statutes and shall include all present and future accounts, General Intangibles, Chattel Paper, Instruments, notes, acceptances, Documents or other rights to payment and all forms of obligations owing at any time to the Borrower or any of its Subsidiaries arising out of the sale or lease of Inventory or rendition of services, all rights of the Borrower or any of its Subsidiaries earned or yet to be earned under contracts to sell or lease Inventory or render services and all documents of any kind in respect of any of the foregoing, and all the proceeds thereof, of every kind and nature and in whatsoever form.

         "ACQUISITION" shall mean the acquisition by Borrower of a Dialysis Facility.

         "ACQUISITION ADVANCE" shall mean a Borrowing for the purpose of financing an Acquisition.

         "ADJUSTED ACQUISITION EBITDA" shall mean: (i) the actual earnings before Interest Expense, taxes, depreciation and amortization of the Dialysis Facility being acquired, for the immediately preceding four (4) fiscal quarters, adjusted in order to give effect to any increase or decrease in expenses related to compensation due to newly contracted employee's compensation on a going forward basis as set forth in a written employment agreement; (ii) contractually identified increase or decrease in expenses approved by Lender in its reasonable discretion; and (iii) proforma adjustments approved by Lender in its sole discretion.





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         "ADJUSTED EBITDA" shall mean the actual earnings before Interest
Expense, taxes, depreciation and amortization of Borrower, adjusted in order to give effect to any increase or decrease in expenses resulting from: (i) the Adjusted Acquisition EBITDA relating to any Acquisitions; and (ii) expenses related to compensation due to newly contracted employee's compensation as set forth in a written employment agreement.

         "AFFILIATE" shall mean any Person which directly or indirectly through one or more intermediaries controls, or is controlled by or is under common control with, the Borrower. The term "control" means the possession, directly or indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "AGREEMENT" means this Credit Agreement, as the same may from time to time be amended, modified, extended or renewed.

         "BORROWER" has the meaning assigned to that term in the introduction to this Agreement.

         "BORROWING" shall mean the drawing down by the Borrower of a loan or loans from the Lender on any given Borrowing Date.

         "BORROWING BASE" has the meaning assigned to that term in Article III of this Agreement.

         "BORROWING DATE" shall mean the date as of which a Borrowing is consummated.

         "BUSINESS DAY" shall mean a day on which commercial banks are open for business in Miami, Florida.

         "CAPITAL EXPENDITURES" shall mean any expenditure by a Person which is or is required to be capitalized on its balance sheet for financial reporting purposes in accordance with generally accepted accounting principles, including, without limitation, the incurrence by such Person of any Capitalized Lease Obligations, excluding any expenditures paid for with insurance proceeds.

         "CAPITALIZED LEASE OBLIGATIONS" shall mean, as to any Person, the obligations or such Person, as lessee or guarantor, to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of the Person under generally accepted accounting principles.

         "CAPITALIZATION RATIO" shall mean the ratio derived by comparing
Borrower's: (i) aggregate outstanding of all Funded Indebtedness; to (ii) aggregate outstanding of all Funded Indebtedness plus stockholder's equity.

         "CHATTEL PAPER" shall have the meaning ascribed to said term in Section
679.105 of the Florida Statutes.

         "CLOSING DATE" shall mean as of April 30, 1998.




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         "CODE" shall mean the Internal Revenue Code of 1986, as the same may be from time to time hereafter modified or amended.

         "COLLATERAL" has the meaning assigned to that term in Section 5.1 of this Agreement.

         "CONTRACT PROVIDER" means any Person who provides professional/medical health care services under or pursuant to any contract with the Borrower or any Subsidiary.

         "CURRENT MATURITIES COVERAGE RATIO" shall mean the ratio derived by comparing Borrower's: (i) Adjusted EBITDA plus Rentals plus Interest Income less cash income tax payments; to (ii) Interest Expense, plus Rentals, plus current maturities of long term Indebtedness, plus current maturities of Capitalized Lease Obligations, plus twenty percent (20%) of the aggregate outstanding balance of all Revolving Credit Loans.

         "CURRENT RATIO" shall mean the ratio derived by comparing Borrower's:
(i) current assets as shown on the balance sheet of Borrower at any particular date; to (ii) current Liabilities as shown on the balance sheet of Borrower on such date.

         "DEFAULT" shall mean any event which, with the lapse of time, the giving of notice, or both, would become an Event of Default, provided such Default has not been waived in writing by Lender.

         "DEFAULT RATE" shall mean, for the period commencing on the date of the occurrence of an Event of Default and terminating on the date the Event of Default is cured, a rate equal to the lessor of: (i) the maximum rate of interest permitted by law; or (ii) two percent (2%) in excess of the Prime Rate.

         "DIALYSIS FACILITIES" shall mean certain facilities or acute dialysis or hemapheresis services programs which provide dialysis and ancillary services for patients suffering from end stage renal disease.

         "DOCUMENTS" shall have the meaning ascribed to said term in Section
679.105 of the Florida Statutes and shall include all bills of lading, airway bills, dock warrants, dock receipts, warehouse receipts or orders for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

         "DOLLARS" or "$" shall mean dollars in lawful currency of the United States of America.

         "ELIGIBLE ACCOUNTS RECEIVABLE" shall mean the net amount of Borrower's Accounts Receivable outstanding after eliminating from the aggregate amount of outstanding Accounts Receivable such Accounts Receivable which are unpaid more than one hundred fifty (150) days after the invoice date.

         "EQUIPMENT" shall have the meaning ascribed to said term in Section
679.109 of the Florida Statutes and shall include all of the Borrower's or any of its Subsidiary's goods,




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machinery, equipment, fixed assets, rolling stock, fixtures, furniture, office equipment, tools, parts and other items of personal property of every kind and description, now owned or hereafter acquired by the Borrower or any Subsidiary, wheresoever located, together with all additions, attachments, accessions, parts, replacements and substitutions thereof.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended.

         "EVENT OF DEFAULT" has the meaning assigned to that term in Section
12.1 hereof.

         "FUNDED INDEBTEDNESS" Indebtedness on which interest is paid or payable in accordance with the terms and conditions of such Indebtedness.

         "GENERAL INTANGIBLES" shall have the meaning ascribed to said term in
Section 679.106 of the Florida Statutes and shall include, without limitation, any personal property other than goods, Accounts, Inventory, Equipment, Chattel Paper and Instruments, including, all franchises, licenses, leases and subleases whereby Borrower or any Subsidiary leases to another any of Borrower's or any Subsidiary's Inventory or Equipment, contracts, permits and authorizations of governmental agencies and others, tradenames, trademarks, service marks, patents, copyrights, intellectual property and all other intangible property of the Borrower or any Subsidiary.

         "HCFA" shall mean the United States Health Care Financing Administration and any successor thereto.

         "INDEBTEDNESS" of any Person shall mean (a) all indebtedness for borrowed money or for the deferred purchase price of any property or services (other than accounts payable and accruals in the ordinary course of business) for which the Person is liable as principal, (b) all indebtedness (excluding unaccrued finance charges) secured by a Lien on property owned or being purchased by the Person, whether or not such indebtedness shall have been assumed by the Person, (c) all Capitalized Lease Obligations (excluding unaccrued finance charges) of the Person, (d) any arrangement (commonly described as a sale-and-leaseback transaction) with any financial institution or other lender or investor providing for the leasing to the Person of property which at the time has been or is to be sold or transferred by the Person to the lender or investor, or which has been or is being acquired from another Person by the lender or investor for the purpose of leasing the property to the Person,
(e) any contingent obligation or liability including those under Third-Party Guaranties and letters of credit for borrowed money, and (f) all obligations of partnerships or joint ventures in respect of which the Person is primarily or secondarily liable as a partner or joint venturer or otherwise (provided that in any event for purposes of determining the amount of the Indebtedness, the full amount of such obligations, without giving effect to the contingent liability or contributions of other participants in the partnership or joint venture, shall be included to the extent such Person is liable therefor).

         "INTERCOMPANY INDEBTEDNESS" shall mean Indebtedness by and between Borrower and its Subsidiaries.




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         "INTEREST EXPENSE" for any period shall mean the aggregate amount of interest charges on all Indebtedness of the Borrower or any Subsidiary, as the case may be (said amount not to include the netting or inclusion of Interest Income).

         "INTEREST INCOME" for any period shall mean the aggregate amount of interest earned by Borrower or any Subsidiary, as the case may be (said amount not to include the netting or inclusion of Interest Expense).

         "INSTRUMENTS" shall have the meaning ascribed to said term in Section
679.105 of the Florida Statutes.

         "INVENTORY" shall mean all goods, merchandise and other personal property now owned or hereafter acquired by Borrower or any Subsidiary, wheresoever located, which are held for sale or lease or are furnished under a contract of service or are raw materials, work in process or materials used or consumed or to be used or consumed in Borrower's or any Subsidiary's business, in all of its forms, together with all Inventory in transit, repossessed or returned Inventory and all Documents of title representing the Inventory, and all accessions thereto and products thereof.

         "INVESTMENTS" shall mean, with respect to any Person, all advances, loans or extensions of credit to any other Person, all purchases or commitments to purchase any stock, bonds, notes, debentures or other securities of any other Person, and any investment in other Persons, including partnerships or joint ventures.

         "LENDER" has the meaning assigned to that term in the introduction to this Agreement.

         "LEVERAGE RATIO" shall mean the ratio derived by comparing Borrower's:
(i) aggregate outstanding of all Funded Indebtedness; to (ii) Adjusted EBITDA.

         "LIABILITIES" shall mean, at the time any determination thereof is to be made, the aggregate amount of all liabilities of the Borrower or any Subsidiary determined in accordance with generally accepted accounting principles, including, without limitation, the contingent obligation of the Borrower or any Subsidiary to reimburse amounts outstanding under any letters of credit or under other similar facilities.

         "LIEN" shall mean a mortgage, pledge, lien, security interest, or other charge or encumbrance or any segregation of assets or revenues or other preferential arrangement (whether or not constituting a security interest) with respect to any present or future assets, including fixtures, revenues, or rights to the receipt of income of the Person referred to in the context in which the term is used.

         "LIBOR RATE" shall mean the fluctuating rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the thirty (30) day London interbank offered rate for deposits in Dollars. If, for any reason, such rate is not available, the term "LIBOR" shall mean the rate per annum (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the thirty (30)



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day London interbank offered rate for deposits in Dollars; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all rates. As used herein, "Telerate Page 3750" means the British Bankers Association Libor Rates (determined at 11:00 a.m. London, England time) that are published by Dow Jones Telerate, Inc.

         "MATERIAL ADVERSE CHANGE" shall mean any material adverse change in or material adverse effect upon the business, assets, liabilities (actual or contingent), condition (financial or otherwise), operations, properties of Borrower and its Subsidiaries taken as a whole.

         "MEDICAID CERTIFICATION" shall mean certification by HCFA or a state agency or entity under contract with HCFA that health care operations are in compliance with all the conditions of participation set forth in the Medicaid Regulations, to the extent applicable.

         "MEDICAID PROVIDER AGREEMENT" shall mean an agreement entered into between a state agency or other such entity administering the Medicaid program and a health care operation under which the health care operation agrees to provide services for Medicaid patients in accordance with the terms of the agreement and Medicaid Regulations.

         "MEDICAID REGULATIONS" shall mean all federal statutes, rules, regulations and laws (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting the medical assistance program established by Title XIX of the Social Security Act and all state statutes, regulations, rules and laws enacted in connection therewith, as may be amended, supplemented or otherwise modified from time to time.

         "MEDICAL DIRECTOR AGREEMENT" shall mean an agreement between the Borrower or any of its Subsidiaries and a physician responsible for professional medical director services at a Dialysis Facility as required by Medicare Regulations or Medicaid Regulations.

         "MEDICARE CERTIFICATION" shall mean certification by HCFA or a state agency or entity under contract with HCFA that the health care operation is in compliance with all the conditions of participation set forth in the Medicare Regulations.

         "MEDICARE PROVIDER AGREEMENT" shall mean an agreement entered into between a state agency or other such entity administering the Medicare program and a health care operation under which the health care operation agrees to provide services for Medicare patients in accordance with the terms of the agreement and Medicare Regulations.

         "MEDICARE REGULATIONS" shall mean all federal statutes, rules, regulations and laws (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act, as may be amended, supplemented or otherwise modified form time to time.

         "NET WORTH" shall mean, at the time any determination thereof is to be made, (i) the aggregate amount of all assets of a Person, as may be properly classified as such, under generally accepted accounting principles, less (ii) the aggregate amount of all Liabilities of such Person, all as determined in accordance with generally accepted accounting principles applied on a consistent basis.




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         "NOTE" has the meaning assigned to that term in Section 2.3 of this
Agreement.

         "PERMITTED LIENS" shall mean a mortgage, pledge, lien, security interest or other charge or encumbrance or any segregation of assets or revenues or other preferential arrangement (whether or not constituting a security interest and including, without limitation, any conditional sale or other title retention agreement, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction) with respect to any present or future assets, including fixtures, revenues or rights to the receipt of income of the Person referred to in the context in which the term is used which are permitted to exist under this Agreement pursuant to Section 10.1 of this Agreement.

         "PERSON" shall mean any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, partnership or government, or any agency or political subdivision of any government.

         "PLAN" shall mean any employee benefit plan which is subject to the provisions of Title IV of ERISA and which is maintained in whole or in part for employees of the Borrower or any of its Subsidiaries.

         "PRIME RATE" shall mean the index rate of interest announced or published by Lender from time to time as its Prime Rate. Said rate is a reference rate for the information and use of Lender in establishing the actual rates to be charged to its borrowers. The Prime Rate may be determined on a daily basis with any change in the Prime Rate to be effective on the date of any such change.

         "RELATED DOCUMENTS" shall mean the Note, the Security Agreement, the Guaranties, the UCC-1's and any and all other documents statements, and opinions described in the Closing Documents List attached hereto as Exhibit C.

         "RENTALS" of any Person shall mean, as of any date, the aggregate amount of the obligations and liabilities of such Person to make payments under all leases, subleases and similar arrangements for the use of real, personal or mixed property, other than Capitalized Lease Obligations.

         "REVOLVING CREDIT COMMITMENT" shall mean the obligation of the Lender to make a Revolving Credit Loan or Revolving Credit Loans to the Borrower in an aggregate principal amount not to exceed Fifteen Million Dollars
($15,000,000.00) pursuant and subject to Section 2.1(a) hereof.

         "REVOLVING CREDIT LOAN" OR "REVOLVING CREDIT LOANS" shall mean the principal amount and the aggregate principal amount, respectively, advanced by the Lender as a loan or loans to the Borrower under Article II, or, where the context so requires, the amount thereof then outstanding or any portion thereof.




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

         "REVOLVING CREDIT MATURITY DATE" shall mean the date the Revolving Credit Commitment will mature, which for the purposes of this Agreement is April 30, 2001.

         "SUBORDINATED INDEBTEDNESS" shall mean Indebtedness subordinated in repayment priority to that of Indebtedness of Borrower to Lender pursuant to the terms and conditions of a subordination agreement acceptable to Lender, in its reasonable discretion, which subordination agreement: (i) must have a maturity date of no sooner than the Revolving Credit Maturity Date; (ii) shall prohibit payment of principal; and (iii) shall prohibit payments of interest in the event of a Default or Event of Default under this Agreement.

         "SUBSIDIARY" shall mean any Person in which the Borrower may own, directly or indirectly, an equity interest of more than fifty percent (50%), or which may effectively be controlled by the Borrower, during the term of this Agreement, as well as all Subsidiaries and other Persons from time to time included in the consolidated financial statements of the Borrower.

         "TERMINATION EVENT" shall mean a "reportable event" as defined in
Section 4043(b) of ERISA or the filing of a notice of intent to terminate under
Section 4041 of ERISA.

         "Third Party GUARANTY" shall mean, as to any Person, all liabilities or obligations of such Person in respect of any Indebtedness or other obligations of others guaranteed, directly or indirectly, in any manner by such Person, or in effect guaranteed, directly or indirectly, by such Person through an agreement, contingent or otherwise, to purchase such Indebtedness or obligation, or to purchase or sell property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of the Indebtedness or obligation or to assure the owner of such Indebtedness or obligation against loss, or to supply funds to or in any manner invest in the debtor, or otherwise.

         "WORKING CAPITAL ADVANCES" shall mean a Borrowing for the purpose of financing Borrower's purchases of equipment, leasehold improvements and working capital requirements.

         1.2 ACCOUNTING TERMS.

                  Accounting terms not specifically defined in this Agreement shall have the meaning given to them under accounting principles and practices generally accepted in the United States, applied on a consistent basis with the financial statements referred to in Section 9.8 hereof, and shall be determined both as to classification of items and amounts in accordance therewith. All Subsidiaries shall be consolidated to the fullest extent permitted by such principles and practices, and any accounting terms, financial covenants, and financial statements referred to herein shall be determined and prepared on the basis of such consolidation.

         1.3 OTHER DEFINITIONAL PROVISIONS.

                  The words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, and exhibit references refer to this Agreement unless otherwise specified.

                              * END OF ARTICLE I *




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

                    ARTICLE II - REVOLVING CREDIT COMMITMENT

         2.1 REVOLVING CREDIT COMMITMENT.

                  (a) The Lender agrees, subject to the terms and conditions of this Agreement, to make Revolving Credit Loans in United States Dollars to the Borrower for a period terminating on the earlier of the Revolving Credit Maturity Date or the termination in full of the Revolving Credit Commitment of the Lender pursuant to Article XII hereof, at such times and in such amounts as the Borrower shall request in accordance with the provisions of this Agreement, provided that the aggregate principal amount of the Revolving Credit Loans outstanding at any one time shall not exceed the Revolving Credit Commitment. Within the limits of the Revolving Credit Commitment, and subject to the provisions of this Agreement, the Borrower may borrow, repay, and reborrow from time to time for a period from the date hereof to and including the earlier of the Revolving Credit Maturity Date or the termination in full of the Revolving Credit Commitment of the Lender pursuant to Article XII hereof.

                  (b) Any Revolving Credit Loan made under this Article II and, to the extent permitted by law, interest thereon which is not paid when due (whether at stated maturity, by acceleration, or otherwise), after giving effect to any applicable cure period, shall bear interest at the Default Rate (computed on the actual number of days elapsed over a 360-day year).

         2.2 NOTICE AND MANNER OF BORROWING.

                  (a) Borrower shall give written notice (or telephonic notice, promptly confirmed in writing) to the Lender in a form to be provided by Lender, prior to 2:00 p.m., Miami time, on each proposed Borrowing Date.

                  (b) Each Borrowing under this Article II shall be made at the office of the Lender, at its address as set forth opposite its signature at the end of this Agreement, by crediting the Borrower's general deposit account with the Lender in the amount thereof.

         2.3 NOTE.

                  (a) The Revolving Credit Loans made by the Lender under this
Article II shall be evidenced by, and repaid with interest in accordance with, a single Master Revolving Credit Note executed by the Borrower in favor of the Lender in substantially the form of Exhibit A attached hereto and made a part hereof, with appropriate insertions, in the amount of the Revolving Credit Commitment, dated the initial Borrowing Date and payable to the order of the Lender (the "Note").

                  (b) Each Revolving Credit Loan evidenced by the Note and all prepayments of the principal thereof shall be evidenced by the records of the Lender.

                  (c) Although the stated amount of the Note shall be equal to the Revolving Credit Commitment, the Note shall be enforceable, with respect to the Borrower's obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Revolving Credit Commitment at the time evidenced thereby. Interest on the Note shall be payable on, and only for the period during which, the principal amount of the Loan evidenced thereby is outstanding.

         2.4 INTEREST.

                  (a) The principal balance outstanding from time to time under the Note shall bear interest at a fluctuating rate per annum equal to one of the following interest rate options: (i) Fifty (50) basis points less than the Prime Rate (the "Prime Option"); or (ii) two hundred twenty-five (225) basis points in excess of the LIBOR Rate (the "LIBOR Option").

                  (b) The interest rate applicable to the Revolving Credit Commitment shall increase or decrease, commencing the first (1st) day of the first (1st) month following receipt of financial statements for the end of a fiscal quarter referred to in Section 9.8(b) of this Agreement, in accordance with the following:

                           (1) In the event Borrower achieves a Leverage Ratio
less than or equal to 2.0 to 1.0 the LIBOR Option shall be adjusted to two hundred twenty-five (225) basis points in excess of the LIBOR Rate and the Prime Option shall be adjusted to fifty (50) basis points less than the Prime Rate.

                           (2) In the event Borrower achieves a Leverage Ratio
less than or equal to 2.5 to 1.0 but not less than 2.0 to 1.0; the LIBOR Option shall be adjusted to two hundred fifty (250) basis points in excess of the LIBOR Rate and the Prime Option shall be adjusted to twenty-five (25) basis points less than the Prime Rate.

                           (3) In the event Borrower achieves a Leverage Ratio
less than or equal to 3.0 to 1.0 but not less than 2.5 to 1.0; the LIBOR Option shall be adjusted to two hundred seventy-five (275) basis points in excess of the LIBOR Rate and the Prime Option shall be adjusted to the Prime Rate.

                  (c) Interest on the principal balance from time to time outstanding under the Note shall be due and payable monthly on the fifth (5th) day of each month commencing the fifth (5th) day of the first (1st) month following the Borrowing of a Revolving Credit Loan. If such payment day is not a Business Day, the Business Day immediately preceding such date shall be the date on which interest shall be due and payable. Interest under the Note shall be charged only on the Revolving Credit Loans advanced and shall be computed from the date of such advance to the date of repayment.

                  (d) All interest under the Note shall be computed on a daily basis, based on a 365-day year. In no event shall interest be due at a rate in excess of the highest lawful rate in effect from time to time. It is not the intention of the parties hereto to make any agreement which shall be violative of the laws of the State of Florida or the United States of America relating to usury. In no event shall Borrower pay or Lender accept or charge any interest which, together with any other charges upon the principal or any portion thereof, howsoever computed, after taking into account any requirement for commitment and facility fees, shall exceed the maximum lawful rate of interest allowable under the laws of the State of Florida or the United States of America from time to time. Should any provision of this Agreement or any existing or future notes, loan agreements or any other agreements between the parties be construed to require the payment of interest which, together with any other charges upon the principal or any portion thereof, after taking into account any requirement for commitment and facility fees, shall exceed such maximum lawful rate of interest, then any such excess shall be applied against the remaining principal balance.

                  (e) Any principal and, to the extent permitted by law, interest which is not paid when due under the Note (whether at stated maturity, by acceleration or otherwise) and which constitutes an Event of Default shall bear interest at a rate per annum (computed as aforesaid) equal to the Default Rate.

         2.5 PAYMENTS.

         All payments of principal and interest under the Note shall be to the Lender at its address as set forth opposite its signature at the end of this Agreement or as otherwise directed by Lender, in immediately available funds.

         2.6 COLLATERAL.

         All obligations of the Borrower under the Revolving Credit Commitment shall be secured by the Collateral set forth in Article V of this Agreement.

         2.7 FEES.

         In connection with the Revolving Credit Commitment Borrower shall pay to Lender the following fees:

                  (a) UPFRONT FEE: An upfront fee equal to One Hundred Thirty One Thousand Two Hundred Fifty Dollars ($131,250.00) due and payable on or before the Closing Date.

                  (b) UNUSED FEE: A fee computed at a rate equal to twelve and one half (12.5) basis points per annum multiplied by the average daily unused portion of the Revolving Credit Commitment for the immediately preceding calendar quarter, payable in arrears within fifteen (15) days of the end of each calendar quarter, commencing on the first (1st) of such date to occur after the Closing Date.

                              * END OF ARTICLE II *

                           ARTICLE III - AVAILABILITY

         3.1 ACQUISITION ADVANCE AVAILABILITY.

         Acquisition Advances under the Revolving Credit Commitment for the purpose of financing Acquisitions ("Advances") shall be governed by the following: (i) Acquisition Advances shall be limited to fifty (50%) percent of the aggregate purchase price of an Acquisition up to the unused principal amount of the Revolving Credit Commitment; (ii) the Adjusted Acquisition EBITDA of the Dialysis Facilities being acquired shall be equal to or greater than One Dollar ($1.00); and (iii) Borrower shall be in compliance with all financial covenants set forth in Sections 9.12, 9.13, 9.14, 9.15 and 9.16 herein, immediately following such Acquisition as determined by Lender.

         3.2 WORKING CAPITAL ADVANCE AVAILABILITY.

         Working Capital Advances under the Revolving Credit Commitment shall be limited to, in the aggregate, Five Million Dollars ($5,000,000.00), provided, however, in the event any Working Capital Advance would cause the aggregate of all Working Capital Advances to exceed Two Million Dollars ($2,000,000.00), Working Capital Advances shall be limited to a borrowing base equal to the lesser of: (i) Five Million Dollars ($5,000,000.00); or (ii) eighty percent (80%) of Eligible Accounts Receivable. Notwithstanding the foregoing, Working Capital Advances to finance the purchase of equipment or leasehold improvements in connection with any new Dialysis Facility shall be limited to One Million Five Hundred Thousand Dollars ($1,500,000.00).

                             * END OF ARTICLE III *

                              ARTICLE IV - GUARANTY

         4.1 GUARANTY.

         The full and timely payment and performance of the Revolving Credit Commitment, as well as all obligations of Borrower to Lender, howsoever and whenever created, shall be unconditionally guaranteed by all Subsidiaries of Borrower, now owned or hereafter acquired or created (hereinafter referred to individually as a "Guarantor" and collectively, as the "Guarantors"), pursuant to a Guaranty (hereinafter referred to individually as a "Guaranty" and collectively. as the "Guaranties") in form and content acceptable to Lender and its counsel.

                              * END OF ARTICLE IV *

                             ARTICLE V - COLLATERAL

         5.1 COLLATERAL.

         In order to secure the full and timely payment of the Revolving Credit Loans outstanding under the Revolving Credit Commitment, as well as any renewals, extensions or modifications thereof, and to secure performance of all obligations of Borrower to Lender, however and whenever created, Borrower agrees that it will execute or cause to be executed and delivered to Lender a security agreement in favor of Lender (the "Security Agreement") and a UCC-1 financing statement in favor of Lender (the "UCC-1"), in form and substance acceptable to Lender, granting to Lender a first priority perfected security interest subject to no other liens or encumbrances except for Permitted Liens or as may be otherwise set forth in the Security Agreement or this Agreement, in the following, together with the proceeds and products thereof: (1) all Borrower's and each Subsidiary's presently existing and hereafter created Accounts or Accounts Receivable; (2) all Borrower's and each Subsidiary's presently owned and hereafter acquired Inventory; (3) all Borrower's and each Subsidiary's presently owned and hereafter acquired Equipment; and (4) all Borrower's and each Subsidiary's presently owned and hereafter acquired Chattel Paper, Documents, Instruments and General Intangibles;

All of the above-described collateral is hereafter referred to as "Collateral".

         5.2 CROSS-COLLATERAL.

         The Collateral shall secure all Indebtedness, howsoever or whenever incurred, whether direct or indirect, contingent or absolute, of Borrower or any Subsidiary to Lender.

                              * END OF ARTICLE V *

                 ARTICLE VI - CONDITIONS PRECEDENT TO BORROWING

         The Lender shall not be obligated to make any Revolving Credit Loan to the Borrower hereunder unless, except as specifically provided for herein, the following conditions precedent shall have been satisfied in the sole opinion of the Lender:

         6.1 EACH LOAN.

         The obligation of the Lender to make each Revolving Credit Loan pursuant to Article II herein is subject to the condition precedent that: (i) the Borrower shall have delivered to the Lender the notice of Borrowing provided for in Section 2.2 hereof; and (ii) all representations and warranties set forth in Article XIII herein shall be true and correct in all material respects as of the date thereof.

         6.2 INITIAL LOAN.

         The obligation of the Lender to enter into this Agreement and make the initial Revolving Credit Loans pursuant to Article II herein is subject to the following additional conditions precedent, each of which shall have been met, performed or delivered to Lender by the initial Borrowing Date:

                  (a) NOTE. The Note, duly executed and completed in the form of Exhibit B attached hereto and made a part hereof.

                  (b) OPINION OF COUNSEL. A legal opinion reasonably acceptable to the Lender and its counsel.

                  (c) INSURANCE. Evidence that all of the Borrower's insurable properties, are insured as required by Section 9.4 of this Agreement. All insurance policies covering the Collateral shall name the Lender as "Loss Payee" and shall grant the Lender at least thirty (30) days prior written notice of intended policy cancellation, non-renewal or material modification.

                  (d) CORPORATE DOCUMENTS. Certified copies of the Articles of Incorporation and Bylaws of the Borrower and each Subsidiary and all amendments thereto, together with a Certificate of Good Standing of the Borrower and each Subsidiary and proof of qualification of each to do business in each jurisdiction in which its business is conducted.

                  (e) CERTIFICATION OF NO ADVERSE CHANGE. Evidence or certification from Borrower that, from the date of the latest financial information furnished to Lender by Borrower there has been no Material Adverse Change.

                  (f) LITIGATION CERTIFICATE. Opinion from Borrower's counsel that there exists no pending or threatened litigation, the result of which could result in a Material Adverse Change.

                  (g) SUPPORTING DOCUMENTS. This Agreement, each of the Related Documents and each of the certificates and any and all other documents described in the Closing Documents List attached hereto as Exhibit D and made a part hereof.

                  (h) LIEN SEARCH. Completion and satisfaction of a lien search conducted in each jurisdiction where Borrower or a Guarantor or their assets are located.

                  (i) DUE DILIGENCE. Completion and satisfaction of due diligence analysis and review with respect to the assets, liabilities, businesses, operations, conditions, and prospects of Borrower, and each Guarantor (with respect to Contract Providers limited to licensing and good standing to provide services), as applicable but not limited to: (i) a NationsBank Business Credit Audit; and (ii) a review of Borrower's fiscal year 1999 financial projections.

                  (j) GOVERNMENT REGULATIONS. The proceeds of advances under the Revolving Credit Commitment will be expended in compliance with all applicable governmental and regulatory laws, rules and regulations (including without limitation Federal Reserve Regulation U).

                  (k) FEES. Lender shall have been paid all fees and expenses payable on or prior to the due date thereof in accordance with the terms hereof.

                  (l) SOLVENCY. A certificate of Borrower's chief executive officer or chief financial officer confirming the solvency of Borrower (after consummation of the transactions contemplated hereby) and satisfaction of all other conditions precedent to the initial borrowing.

                  (m) CONSENTS. All requisite third parties shall have approved or consented to the transactions contemplated hereby to the extent required, and there shall be no governmental or judicial action, actual or threatened, that has or would have a reasonable likelihood of restraining, preventing or imposing burdensome conditions on the transactions contemplated hereby.

                  (n) MEDICARE AUDIT. Any Medicare Audits of Borrower or its Subsidiaries shall be submitted to Lender and said audits shall be satisfactory to Lender in its sole discretion.

                  (o) OTHER. All other documents, agreements or instruments required in connection with this Agreement.

                              * END OF ARTICLE VI *

               ARTICLE VII - CONDITIONS PRECEDENT TO ACQUISITIONS

         7.1 ACQUISITIONS.

         Borrower acknowledges and agrees that so long as there are no outstanding Revolving Credit Loans under the Revolving Credit Commitment and Borrower is not seeking any Acquisition Advances , no Lender approval shall be required for an Acquisition. If there are Advances outstanding under the Revolving Credit Commitment or if Borrower is seeking Acquisition Advances, Lender approval is required for all Acquisitions; provided, however, until the aggregate total consideration for Acquisitions by Borrower after the Closing Date equals or exceeds Five Million Dollars ($5,000,000.00), Lender approval shall only be required for Acquisitions where the total consideration in connection with an Acquisition equals or exceeds Two Million Dollars ($2,000,000.00). Lender approval of the above referenced Acquisitions shall be based upon the following conditions having been satisfied:

                  (a) Satisfactory review and approval by Lender of the purchase documentation related to each proposed Acquisition, which documentation shall include but not be limited to subordination of any seller's notes or Indebtedness to any seller entered into with respect to such Acquisition.

                  (b) Delivery and satisfactory review and approval by Lender of a minimum of two (2) years of compiled historical financial statements prepared on an accrual basis of the proposed Acquisition to the extent such Acquisition was in operation for two fiscal years.

                  (c) Satisfactory review of Borrower's pro forma consolidated balance sheet giving effect to the proposed Acquisition.

                  (d) Satisfactory review of Borrower's consolidated and consolidating financial projections on a pro forma basis giving effect to the proposed Acquisition.

                  (e) Satisfactory review of the Medical Director Agreement relating to the proposed Acquisition, and any other contracts with Contract Providers.

                  (f) Evidence satisfactory to Lender that the proposed Acquisition will not cause a default under this Agreement including, without limitation, all representations and warranties, covenants and Events of Default.

                  (g) Any other information, financial or otherwise, that may be reasonably requested by Lender.

                  (h) Borrower shall have obtained all required third party consents and approvals.

                  (i) Execution of definitive collateral documentation.

                  (j) Copy of Borrower's "due diligence" package with respect to each proposed Acquisition provided to management and board of directors of Borrower.

                  (k) a litigation search of each proposed Acquisition acceptable to Lender in its reasonable discretion.

         In no event will Lender approve an Acquisition: (i) which is opposed by the entity's board of directors or controlling shareholders; or (ii) which is not in the business of performing dialysis and ancillary services for patients suffering from end stage renal disease or acute dialysis services.

                             * END OF ARTICLE VII *

                  ARTICLE VIII - REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lender to enter into this Agreement and to make the Revolving Credit Loans provided for herein, the Borrower and each Subsidiary, as applicable, makes the following representations and warranties to the Lender, all of which shall survive the execution and delivery of this Agreement and the Note:

         8.1 CORPORATE EXISTENCE AND POWER.

                  The Borrower and each Subsidiary is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified or licensed to transact business in all places where such qualification or license is necessary. The Borrower and each Subsidiary, as applicable, has the corporate power to make and perform this Agreement, the Note and the applicable Related Documents, and this Agreement, the Note and the applicable Related Documents, when duly executed and delivered, will constitute the legal, valid, and binding obligations of the Borrower, and each Subsidiary, as applicable, enforceable substantially in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other laws affecting creditors' rights generally.

         8.2 CORPORATE AUTHORITY.

                  The making and performance by the Borrower and each Subsidiary, as applicable, of this Agreement, the Note and the applicable Related Documents, and any additional documents contemplated to be executed in connection herewith have been duly authorized by all necessary corporate action of the Borrower and each Subsidiary, and do not and will not violate any provision of law or regulation, or any writ, order, or decree of any court, governmental commission, bureau, or other administrative agency or public regulatory body or regulatory authority or agency or any provision of the articles or certificate of incorporation or Bylaws of the Borrower, and each Subsidiary, and do not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under, or result in the creation of any Lien, charge or encumbrance upon any property or assets of the Borrower and each Subsidiary, pursuant to, any instrument or agreement to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of their respective properties may be bound or affected.

         8.3 FINANCIAL CONDITION.

                  The consolidated balance sheet of the Borrower as of December 31, 1997, and the consolidated statement of operations, statement of cash flows and statement of shareholder's equity of the Borrower for the twelve (12) month period ending on that date were prepared in accordance with generally accepted accounting principles consistently applied on a generally recognized consistent basis of accounting, as applicable, are complete, correct and fairly present the financial condition on a consolidated basis of the Borrower and each of its Subsidiaries as of those dates and the results of Borrower's and each Subsidiary's operations on a consolidated basis for the periods ending on those dates. Other than as disclosed by those financial statements or as listed on Schedule II hereto, the Borrower and each of its Subsidiaries did not have any direct or contingent obligations or liabilities which would result in a Material Adverse Change. Since December 31, 1997, there has been no Material Adverse Change.

         8.4 FULL DISCLOSURE.

                  The financial statements referred to in Section 8.3 do not, nor does this Agreement, or any written statement furnished by the Borrower or any of its Subsidiaries to the Lender in connection with the negotiation of this Agreement and the Revolving Credit Loans, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading.

         8.5 LITIGATION.

                  There are no suits or proceedings pending, or to the knowledge of the Borrower, threatened before any court or by or before any governmental or regulatory authority, commission, bureau, or agency or public regulatory body against or affecting the Borrower or any of its Subsidiaries or any Contract Provider which, if adversely determined, would result in a Material Adverse Change or would result in the revocation, termination, cancellation or suspension of Borrower's or any Subsidiary's or, or Medicare Certification, Medicaid Provider Agreement or Medicare Provider Agreement.

         8.6 PAYMENT OF TAXES.

                  The Borrower has filed or caused to be filed, or has obtained extensions to file all federal, state, and local tax returns which are required to be filed, and has paid or caused to be paid, or, with respect to the Borrower and each of its Subsidiaries, have reserved on its books amounts sufficient for the payment of, all taxes as shown on said returns or on any assessment received by it, to the extent that the taxes have become due, except as otherwise permitted by the provisions hereof. No tax liens have been filed and the Borrower and each of the Subsidiaries have not been notified of, or otherwise has knowledge of, any claim being asserted with respect to any such taxes, fees, or other charges which are reasonably likely to result in a Material Adverse Change.

         8.7 NO ADVERSE RESTRICTIONS OR DEFAULTS.

                  Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any court order or judgment, governmental decree, charter, or other corporate or other restriction which is materially adverse to its ability to conduct its business as currently conducted. Neither the Borrower nor any Subsidiary is in default in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which it is a party or by which the Borrower or any of its Subsidiaries or their respective properties may be bound or affected, or under any law, regulation, decree, order, or the like, which is materially adverse to their respective ability to conduct their business(es) as currently conducted. Neither the Borrower nor any of its Subsidiaries, nor to the knowledge of Borrower's officers, any Contract Provider, is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Medicaid Provider Agreement, Medicare Provider Agreement or other agreement or instrument to which the Borrower or any Subsidiary or any Contract Provider is a party, which default has resulted in, or if not remedied within any applicable grace period could result in, the revocation, termination, cancellation or suspension of Medicare Certification of Borrower or any Subsidiary or any Contract Provider.

         8.8 INVESTMENT COMPANY ACT.

                  The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         8.9 AUTHORIZATIONS.

                  All authorizations, consents, approvals, and licenses required under applicable law or regulation for the ownership or operation of the property owned or operated by the Borrower or any of its Subsidiaries for the conduct of business in which the Borrower nor any of its Subsidiaries is engaged, have been duly issued and are in full force and effect, and neither the Borrower nor any of its Subsidiaries is in default under any order, decree, ruling, regulation, closing agreement, or other decision or instrument of any governmental commission, bureau, or other administrative agency or public regulatory body having jurisdiction over the Borrower or any of its Subsidiaries, which default would result in a Material Adverse Change. No approval, consent, or authorization of or filing or registration with any governmental commission, bureau, or other regulatory authority or agency is required with respect to the execution, delivery, or performance of this Agreement, the Note or the Related Documents.

         8.10 REIMBURSEMENT FROM THIRD PARTY PAYORS.

                  The accounts receivable of the Borrower and each Subsidiary have been and will continue to be adjusted to reflect reimbursement policies of third party payors such as Medicare, Medicaid, Blue Cross/Blue Shield, private insurance companies, health maintenance organizations, preferred provider organizations, alternative delivery systems, managed care systems, government contracting agencies and other third party payors. In particular, accounts receivable relating to such third party payors do not and shall not exceed amounts any obligee is entitled to receive under any capitation arrangement, fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation to its usual charges.

         8.11 FRAUD AND ABUSE.

                  Neither the Borrower nor any Subsidiary nor, to the knowledge of Borrower's officers, any of its stockholders, officers or directors or any Contract Provider, have engaged in any activities affecting the Borrower which are prohibited under Medicare Regulations or Medicaid Regulations.

         8.12 LICENSING AND ACCREDITATION.

                  The Borrower and each Subsidiary, and, to the knowledge of Borrower's officers, each Contract Provider, as applicable, have (i) obtained and maintains Medicaid Certification and Medicare Certification; and (ii) entered into and maintains in good standing its Medicare Provider Agreement and its Medicaid Provider Agreement, if any. To the knowledge of Borrower's officers, each Contract Provider is duly licensed (where license is required) by each state or state agency or commission, or any other governmental authority having jurisdiction over the provisions of such services by such Person in the locations in which the Borrower or such Subsidiary conduct business, required to enable such Person to provide the professional services provided by such Person and otherwise as is necessary to enable the Borrower or such Subsidiary to operate as currently operated and as presently contemplated to be operated. To the knowledge of Borrower's officers, all such required licenses are in full force and effect on the date hereof and have not been revoked or suspended or otherwise limited.

         8.13 SUBSIDIARIES AND AFFILIATES.

                  As of the date of execution of this Agreement, the Borrower has no Subsidiaries and no Affiliates other than as disclosed in Schedule I hereto. All the capital stock and evidence of the equity rights held by the Borrower or a Subsidiary in each Subsidiary hereafter created or acquired will be owned by the Borrower and/or another Subsidiary, beneficially and of record, free and clear of all Liens.

         8.14 TITLE TO PROPERTIES.

                  The Borrower and each of its Subsidiaries, as applicable have good and marketable fee title to all real property, and good title to all other property and assets, reflected in the latest balance sheet of the Borrower referred to in Section 8.3 or purported to have been acquired by the Borrower or any of its Subsidiaries subsequent to such date, except property and assets sold or otherwise disposed of subsequent to such date in the ordinary course of business. All property and assets of any kind of the Borrower or any of its Subsidiaries are free from any Liens except for Permitted Liens. The Borrower and each of its Subsidiaries enjoys peaceful and undisturbed possession under all of the leases under which it is operating, none of which contains any unusual provisions that would result in a Material Adverse Change. All leases pertaining to real property are valid, subsisting, and in full force and effect and the Borrower and its Subsidiaries, as applicable have not received notice of default thereunder, and the Borrower and its Subsidiaries have no leases for personal property except as disclosed to Lender on the Borrower's financial statements. The Borrower and each of its Subsidiaries possess all patents, patent rights or licenses, trademarks, trademark rights, trade names, trade name rights, and copyrights which are required to conduct its business as now conducted without known conflict with the rights of others.

         8.15 USE OF LOANS.

                  The proceeds of the Revolving Line of Credit Commitment shall be used by the Borrower exclusively for: (i) Acquisition Advances; and (ii) Working Capital Advances. The

Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Revolving Credit Loans hereunder will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by the Lender the Borrower will furnish to the Lender in connection with the Revolving Credit Loans hereunder a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation.

         8.16 ERISA.

                  (a) None of the Plans or the trusts created thereunder has engaged in a prohibited transaction which could subject any such Plan or trust to a material tax or penalty on prohibited transactions imposed under Code
Section 4975 or ERISA.

                  (b) None of the Plans or the trusts created thereunder has been terminated; nor has any such Plan incurred any liability to the Pension Benefit Guaranty Corporation, other than for required insurance premiums which have been paid when due, or incurred any accumulated funding deficiency; nor has there been any reportable event, or other event or condition, which presents a risk of termination of any such Plan by the Pension Benefit Guaranty Corporation.

                  (c) The present value of all accrued benefits under the Plans did not, as of the most recent valuation date, exceed the then current value of the assets of Plans allocable to such accrued benefits.

                  (d) Neither the Borrower nor any Subsidiary has been a party to or has any employees who are covered by any multi-employer pension or benefit plan.

                  (e) As used in this Section 8.13, the terms "accumulated funding deficiency," "reportable event" and accrued benefits" shall have the respective meanings assigned to them in ERISA, and the term "prohibited transaction" shall have the meaning assigned to it in Code Section 4975 and ERISA.

                             * END OF ARTICLE VIII *

                       ARTICLE IX - AFFIRMATIVE COVENANTS

                  The Borrower and each Subsidiary, as applicable, covenants and agrees that from the Closing Date and until payment in full of the principal of and interest on the Note and the termination in full of the Revolving Credit Commitment unless the Lender shall otherwise consent in writing, the Borrower will and, to the extent that Borrower may from time to time have any Subsidiaries, will cause each of its Subsidiaries to:

         9.1 LOAN PROCEEDS.

                  Use the proceeds of the Revolving Credit Loans only for the purposes set forth in Section 8.12 and furnish the Lender with all evidence that it may reasonably require with respect to such use.

         9.2 CORPORATE EXISTENCE.

                  Do or cause to be done all things necessary to maintain, preserve, and keep in full force and effect its existence in the jurisdiction of its incorporation, and qualify and remain qualified in each jurisdiction where qualification is necessary in view of its business operations or the ownership of its properties except for the discontinuation or cessation of any Subsidiary in the ordinary course of business and which does not result in a Material Adverse Change.

         9.3 MAINTENANCE OF BUSINESS AND PROPERTIES.

                  At all times maintain, preserve, and protect all rights, privileges, patents, franchises, and trade names necessary in the conduct of its business and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good repair, working order, and condition, and from time to time make, or cause to be made, all needful and proper repairs, replacements, betterments, and improvements thereto so that the business carried on in connection therewith may be conducted properly at all times.

         9.4 INSURANCE.

                  Insure and keep insured with reputable insurance companies and in amounts consistent with the coverages customarily maintained by other companies in the same or similar business and location, all insurable property owned by it against loss or damage from such hazards or risks, including fire; insure and keep insured employers' and public liability risks in good and responsible insurance companies of the types and in amounts consistent with the coverages customarily maintained by other companies in the same or similar business and location; maintain and cause all Contract Providers to maintain such other insurance as may be required by law or coverages customarily maintained by providers of professional health care services in the same or similar location and practice area (including without limitation, medical malpractice insurance); and upon request of the Lender furnish a certificate setting forth in summary form the nature and extent of the insurance maintained by the Borrower pursuant to this Section 9.4. Each insurance policy maintained by the Borrower pursuant to this Section 9.4 shall include a provision that the insurer will provide the Lender with thirty (30) days notice prior to the termination or expiration of such policy. With respect to all insurance policies maintained by Borrower covering the Collateral, said policies shall name the Lender "Loss Payee" and shall grant Lender at least thirty (30) days notice of intended policy cancellation, non-renewal or material modification.

         9.5 PAYMENT OF INDEBTEDNESS, TAXES, ETC.

                  Pay all of its Indebtedness and obligations before the same shall become in default and comply in all material respects with all other agreements, indentures, mortgages, or documents binding on it; and pay and discharge or cause to be paid and discharged promptly all taxes, assessments, and governmental charges or levies imposed upon it or upon its property or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials, and supplies or otherwise which, if unpaid, might become a Lien upon such properties or any part thereof; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay and discharge or to cause to be paid and discharged any tax, assessment, charge, levy, or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Borrower or Subsidiary, as the case may be, shall have set aside on its books adequate reserves with respect to any tax, assessment, charge, levy, or claim, so contested.

         9.6 COMPLIANCE WITH LAWS.

                  Duly observe, conform and comply with and cause all Contract Providers to observe, conform and comply with all laws, decisions, judgments, rules, regulations, and orders of all governmental authorities relative to the conduct Borrower's business, properties, and assets, except those being contested in good faith by appropriate proceedings diligently pursued including but not limited to, Titles XVIII and XIX of the Social Security Act, Medicare Regulations, Medicaid Regulations and all laws, rules and regulations pertaining to the licensing of professional and other health care providers; and obtain, maintain, and keep in full force and effect, and cause all Contract Providers to obtain, maintain and keep in full force and effect, all governmental licenses, authorizations, consents, and permits necessary to the proper conduct of the business of the Borrower, including, but not limited to Medicaid Certification, Medicare Certification, Medicaid Provider Agreement and Medicare Provider Agreement, and any others required for participation in the Federal Medicare and Medicaid programs.

         9.7 NOTICE OF DEFAULT.

                  Upon the occurrence of any Default or Event of Default which management of the Borrower or any Subsidiary has knowledge of, promptly furnish written notice thereof to the Lender specifying the nature and period of existence thereof and the action which the Borrower is taking or proposes to take with respect thereto.

         9.8 FINANCIAL STATEMENTS, REPORTS, ETC.

                  In the case of the Borrower, furnish to the Lender:

                  (a) within ninety (90) days after the end of each fiscal year of the Borrower (being December 31), audited consolidated balance sheet and statement of operations cash flows, and statement of shareholders equity together with supporting schedules (of the Borrower, all in reasonable detail, setting forth in each case the corresponding figures for the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, by a firm of independent certified public accountants of recognized standing selected by the Borrower and acceptable to the Lender, showing the financial condition of the Borrower and its Subsidiaries at the close of such year and the results of operations of the Borrower and its Subsidiaries during such year;

                  (b) within ninety (90) days after the end of each fiscal year of Borrower, internally prepared statement of operation of each Subsidiary, in reasonable detail, certified by the President or Chief Financial Officer of the Borrower and prepared in accordance with generally accepted accounting principals showing the profit and loss performance of each Subsidiary at the close of such fiscal year.

                  (c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Borrower, similar financial statements to those referred to in subparagraph (a) above, internally prepared by the Borrower, said financial statements to be unaudited and without footnotes thereto, and certified by the President or Chief Financial Officer of the Borrower, such consolidated balance sheet to be as of the end of each quarter and the statement of operations and statement of cash flows to be for the period from the beginning of the fiscal year to the end of such quarter;

                  (d) within forty-five (45) days after the end of each of the second quarter of each fiscal year of Borrower, internally prepared statement of operations of each Subsidiary, in reasonable detail and certified by the President or Chief Financial Officer of the Borrower and prepared in accordance with generally accepted accounting principals, showing the profit and loss performance of each Subsidiary for such six month period.

                  (e) concurrently with the delivery of the financial statements required in Subsection (a) and each quarterly financial statement submitted in Subsection (b) hereinabove, a certificate signed by the President or the Chief Financial Officer of the Borrower stating that they have no knowledge of any event which constitutes a Default or Event of Default, accompanied by a report setting forth computations showing, in detail satisfactory to the Lender, whether the Borrower was in compliance with its obligations under Sections 9.12, 9.13, 9.14 and 9.14 and 9.16;

                  (f) prior to any request for an Acquisition Advance, an Acquisition Advance Certificate;

                  (g) all material reports and other statements (other than routine reports and other statements prepared in the ordinary course of business that would not result in a Material Adverse Change) that the Borrower or any Subsidiary may render to or file with any governmental authority, including without limitation HCFA.

                  (h) any management letter received by Borrower from its independent certified public accountants.

                  (i) promptly, from time to time, such other information regarding the assets, operations, business, affairs, and financial condition of the Borrower and any of its Subsidiaries as the Lender may reasonably request.

                  All financial statements required to be furnished to the Lender under this Section 9.8 shall be prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices of the Borrower reflected in its financial statements referred to in Section 9.3 hereof, or to the extent such treatment has changed, with a reconciliation thereof.

         9.9 VISITATION RIGHTS.

                  Permit any authorized representative of the Lender from time to time, upon reasonable notice to the Borrower and during normal business hours, to examine and copy the records, books, papers and financial reports of, and visit and inspect the properties of, the Borrower or any of its Subsidiaries, and to discuss the affairs and finances of the Borrower or any of its Subsidiaries, with any of their respective officers, directors, and as long as no Default exists, independent public accountants, and in each case at the expense of the Lender so long as no default exists.

         9.10 NOTICE OF LITIGATION AND OTHER PROCEEDINGS.

                  Give prompt notice in writing to the Lender of the commencement of (a) all litigation which, if adversely determined, is reasonably likely to result in a Material Adverse Change; (b) all other litigation involving a claim against the Borrower or any of its Subsidiaries for Twenty-Five Thousand Dollars ($25,000.00), or more per occurrence or One Hundred Thousand Dollars ($100,000.00) or more in the aggregate, in excess of applicable insurance coverage; and (c) any citation, order, decree, ruling, or decision issued by, or any denial of any application or petition to, or any proceedings before any governmental commission, bureau, or other administrative agency or public regulatory body against or affecting the Borrower or any of its Subsidiaries or any property of the Borrower or any Subsidiary, (including, without limitation, any proceedings against the Borrower or any Subsidiary or any Contract Provider to suspend, revoke or terminate any Medicaid Provider Agreement, Medicaid Certification, Medicare Provider Agreement or Medicare Certification of Borrower) or any lapse, suspension, revocation, or other termination or modification of any certification (including without limitation Borrower's or any Subsidiary's or any Contract Provider's Medicare Certification or Medicaid Certification), license, consent, or other authorization of any agency or public regulatory body, or any refusal of any thereof to grant any application therefor or renewal thereof, in connection with the operation of any business conducted by the Borrower or any of its Subsidiaries or any Contract Provider, which is reasonably likely to result in a Material Adverse Change.

         9.11 ERISA.

                  Furnish to the Lender:

                  (a) As soon as available and in any event within fifteen (15) days after Borrower or any of its Subsidiaries knows or has reason to know that any Termination Event has occurred, a statement of a senior officer of the Borrower describing the Termination Event and the action which the Borrower or any of its Subsidiaries proposes to take so that the Termination Event shall not be continuing;

                  (b) Promptly after receipt of request therefor by the Lender, copies of each annual report filed by the Borrower or any of its Subsidiaries pursuant to Section 104 of ERISA with respect to each Plan (including, to the extent required by Section 103 of ERISA, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information referred to in said Section 103) and each annual report, if any, required to be filed with respect to each Plan under Section 4065 of ERISA;

                  (c) Promptly after receipt thereof by the Borrower or any of its Subsidiaries from the Pension Benefit Guaranty Corporation, copies of each notice received by such party of the Pension Benefit Guaranty Corporation's intention to terminate any Plan or to have a Trustee appointed to administer any Plan; and

                  (d) Promptly after such request, any other documents and information relating to any Plan that the Lender may reasonably request from time to time.

         9.12 NET WORTH.

                  At all times, Borrower shall achieve and maintain a consolidated Net Worth, tested quarterly, equal to or greater than: (i) Twenty-Three Million Six Hundred Thousand Dollars ($23,600,000.00) for fiscal year 1997; (ii) Twenty-Three Million Dollars ($23,000,000.00) for the first and second fiscal quarters of 1998; and (iii) after the second fiscal quarter of 1998 Twenty-Three Million Dollars ($23,000,000.00); plus (iv) one hundred percent (100%) of the equity added on the Borrower's balance sheet of a completed Acquisition; plus (v) one hundred percent (100%) of the proceeds received by Borrower from equity injections; and plus (vi) commencing June 30, 1998 and each fiscal quarter thereafter Borrower's Net Worth shall increase by an amount equal to one hundred percent (100%) of Borrower's net profit after taxes for each respective fiscal quarter; provided, however, for each fiscal quarter commencing July 1, 1998 and thereafter in no event shall the Net Worth requirement set forth herein decrease due to a net loss incurred during any fiscal year.

         9.13 CURRENT RATIO.

                  At all times, Borrower shall maintain a Current Ratio equal or exceeding 1.0 to 1.0, tested quarterly. Commencing on the second anniversary of the Closing Date, "Current liabilities" shall include only twenty percent (20%) of Indebtedness funded under the Revolving Credit Commitment.

         9.14 CURRENT MATURITIES COVERAGE RATIO.

                  At all times, Borrower shall maintain a Current Maturities Coverage Ratio equal or exceeding: (i) 1.2 to 1.0 for fiscal year 1998; and (ii)
1.4 to 1.0 for each fiscal year thereafter.

         9.15 LEVERAGE RATIO.

                  At all times, Borrower shall maintain a Leverage Ratio not to exceed 3.0 to 1.0.

         9.16 CAPITALIZATION RATIO.

                  At all times, Borrower shall maintain a Capitalization Ratio of 0.50 to 1.0, tested quarterly.


                  Each of the covenants set forth in subparagraphs 9.14 and 9.15 are to be calculated on a rolling four quarter basis, utilizing the consolidated financial statements of the Borrower and its Subsidiaries for the immediately preceding four (4) fiscal quarters. The rolling four quarter calculation will include the previous four quarters of financial performance for any acquired entity or assets on an accrual basis. In no instance shall the Borrower be subject to financial covenants in its other financing and leasing arrangements that are more restrictive than those set forth above. For purposes of calculating the covenants referenced in Paragraphs 9.14 and 9.15 hereinabove, Interest Income and Interest Expenses shall be calculated on an annualization of actual Interest Income and Interest Expense reported in Borrower's financial statements cumulatively up to the first three (3) quarters of fiscal year 1998.

         9.17 BOOKS AND RECORDS.

                  With respect to Borrower, keep and maintain full and accurate accounts and records of its operations according to generally accepted accounting principles consistently applied, and will permit Lender or any of their designated officers, employees, agents and representatives, at Lender's expense and upon reasonable notice, to have access thereto, and to make audits, and to inspect and otherwise check its properties, real, personal and mixed, and to arrange for verification of Accounts Receivable under reasonable procedures, directly with accounts debtors or by other methods. In addition Borrower and each Subsidiary shall provide to Lender any Medicare audits, which audits shall be satisfactory to Bank in its sole discretion.

         9.18 OPERATING ACCOUNTS.

                  With respect to Borrower, maintain its primary depository bank accounts with Lender.

         9.19 MANAGEMENT.

                  With respect to Borrower, maintain at least two (2) of James Shea, Milton Wallace and Orestes Lugo as active members of the day-to-day management team of Borrower.

         9.20 REIMBURSEMENT FROM THIRD PARTY PAYORS.

                  The accounts receivable of the Borrower and each Subsidiary and each Contract Provider have been and will continue to be adjusted to reflect reimbursement policies of third party payors such as Medicare, Medicaid, Blue Cross/Blue Shield, private insurance companies, health maintenance organizations, preferred provider organizations, alternative delivery systems, managed care systems, government contracting agencies and other third party payors.

                              * END OF ARTICLE IX *

                         ARTICLE X - NEGATIVE COVENANTS

                  The Borrower and each Subsidiary covenants and agrees that from the Closing Date and until payment in full of the principal of and interest on the Note and the termination in full of the Revolving Credit Commitment, unless the Lender shall otherwise consent in writing, the Borrower will not, nor will it, to the extent that it may from time to time have any Subsidiaries, permit any Subsidiary to:

         10.1 LIMITATION ON LIENS.

                  Create or suffer to exist any Lien upon, or transfer or assignment of, any of its property or revenues or assets now owned or hereafter acquired to secure any Indebtedness or obligations, or enter into any arrangement for the acquisition of any property subject to conditional sale agreements or leases or other title retention agreements; excluding, however, from the operation of this covenant: (a) Liens given to secure purchase money transactions which do not exceed Five Hundred Thousand Dollars ($500,000.00) in the aggregate in any fiscal year, unless otherwise consented to by the Lender, which consent shall not be unreasonably withheld; (b) deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions, or other social security; (c) deposits or pledges to secure performance of bids, tenders, contracts (other than contracts for the payment of money) or leases, public or statutory obligations, surety or appeal bonds, or other deposits or pledges for purposes of like general nature in the ordinary course of business; (d) Liens for property taxes not delinquent and Liens for taxes which in good faith are being contested or litigated; (e) mechanic's, carrier's, workmen's, repairmen's, landlord's or other like liens arising in the ordinary course of business securing obligations which are not overdue for a period of thirty (30) days or more or which are in good faith being contested or litigated; and (f) existing Liens reflected in the financial statements referred to in Section 8.3 hereof, including any notes thereto, or additional existing Liens listed in Schedule II attached hereto and made a part hereof.

         10.2 LIMITATION ON INDEBTEDNESS.

                  Incur, create, assume, or permit to exist any Indebtedness, except:

                  (a) the Note and any other Indebtedness of the Borrower or any of its Subsidiaries to the Lender;

                  (b) Existing Indebtedness reflected in the financial statements referred to in Section 8.3 hereof, including any notes thereto, or additional existing Indebtedness listed in Schedule II attached hereto and made a part hereof;

                  (c) Indebtedness incurred in connection with purchase money transactions which does not exceed Five Hundred Thousand Dollars ($500,000.00) in the aggregate in any fiscal year, unless otherwise consented to by the Lender, which consent shall not be unreasonably withheld;

                  (d) Subordinated Indebtedness; and

                  (e) Indebtedness so long as said Indebtedness is eliminated on the consolidated and consolidating balance sheet of Borrower in accordance with generally accepted accounting principals.

         10.3 THIRD-PARTY GUARANTIES.

                  Be or become liable in respect of any Third-Party Guaranty, except for: (a) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (b) Third-Party Guaranties by the Borrower of Indebtedness of its Subsidiaries in favor of the Lender or otherwise permitted to the extent the Indebtedness is permitted in Section 10.2 hereof; (c) performance bonds entered into by the Borrower or its Subsidiaries to secure the obligations of itself or its Subsidiaries; and (d) Third-Party Guaranties of the Borrower and its Subsidiaries existing as of the date of execution hereof, as shown on Schedule II hereto.

         10.4 DIVIDENDS.

                  Declare or pay any cash dividend or authorize or make any other cash distribution on any stock of the Borrower, whether now or hereafter outstanding, or make, or permit any Subsidiary to make, any payment on account of the purchase, acquisition, redemption or other retirement of any shares of such stock.

         10.5 MERGERS, CONSOLIDATIONS AND ACQUISITION OF ASSETS.

                  Liquidate, dissolve, whether voluntary or involuntarily, merge or consolidate with or acquire any corporation or all or substantially all of the assets of any Person (except for Acquisitions as permitted herein), or dispose of all or substantially all of the assets of any Person.

         10.6 SALE, LEASE, ETC.

                  Sell, lease, assign, transfer or otherwise dispose of any of its assets or revenues (other than obsolete or worn-out personal property, or personal property or real estate not used or useful in its business) whether now owned or hereafter acquired, other than in the ordinary course of business, including, without limitation, the stock of any Subsidiary, or sell, assign or discount any of its accounts receivable or any promissory note held by it, with or without recourse, other than the discount of such notes or accounts receivable (if permitted by Medicaid Regulations or Medicare Regulations) in the ordinary course of business for collection.

         10.7 INVESTMENTS.

                  Make or suffer to exist any Investments, except that this prohibition shall not apply to (i) the investment policy attached as Schedule II to this Agreement; (ii) the purchase of direct obligations of the government of the United States of America, or any agency thereof, or obligations unconditionally guaranteed by the United States of America; (ii) certificates of deposit of any bank organized or licensed to conduct a banking business under the laws of the United States or any State thereof having capital, surplus and undivided profits of not less than

One Hundred Million Dollars ($100,000,000.00); (iii) Investments in commercial paper which, at the time of acquisition by the Borrower or any Subsidiary, is accorded the three (3) highest rating categories by Standard & Poor's Corporation, Moody's Investors Services, Inc. or any other nationally recognized credit rating agency of similar standing; and (iv) other Investments of the Borrower existing as of the date of execution hereof as shown on Schedule II hereof.

         10.8 TRANSACTIONS WITH AFFILIATES.

                  Enter into or be a party to, any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of, and pursuant to the reasonable requirements of the Borrower's or any Subsidiary's business, and in connection with Acquisitions and upon fair and reasonable terms no less favorable to the Borrower or any Subsidiary than would be obtained in a comparable arm's length transaction with a Person other than an Affiliate.

         10.9 SALE AND LEASEBACK.

                  After the sale of any property or assets owned by the Borrower or any Subsidiary, lease such property or substantially identical property.

         10.10 PURCHASE OF OWN SHARES.

                  Other than redemptions in connection with indemnification claims pursuant to any Acquisition, purchase, retire or redeem any shares of its own stock.

         10.11 TRANSFER OF SHARES.

                  Transfer or allow the transfer of any Subsidiary's shares of capital stock.

         10.12 BUSINESS OPERATIONS.

                  Change its nature of business.

         10.13 OWNERSHIP OF ASSETS.

                  With respect to Borrower, own any assets or conduct any business other than: (i) Acquisitions permitted herein; or (ii) the ownership of Subsidiaries;

         10.14 LOANS AND ADVANCES.

                  Make loans or advances to any insiders, or Affiliates (excluding intercompany Indebtedness which nets to zero on Borrower's consolidated financial statements) in excess of Fifty Thousand Dollars ($50,000.00) in the aggregate at any one time outstanding.

         10.15 FRAUD AND ABUSE.

                  Neither the Borrower nor any Subsidiary nor, to the knowledge of Borrower's or any Subsidiary's officers, officers or directors or Contract Providers, have engaged in any activities which are prohibited under Medicare Regulations or Medicaid Regulations.

                  Lender acknowledges that the Borrower is disposing of its Woodbury Facility and accordingly, to the extent said disposition would otherwise be prohibited hereunder, Lender consents to said disposition.

                              * END OF ARTICLE X *

                           ARTICLE XI - ENVIRONMENTAL

         11.1 HAZARDOUS AND TOXIC MATERIALS GENERALLY.

                  (a) The Borrower expressly represents to the Lender that to the best of its knowledge (i) except as set forth on Schedule III, there has been no complaint, order, citation, or notice with regard to air emissions, Hazardous Discharges (as hereinafter defined), or other environmental, health, or safety matters affecting any of the premises owned or operated by the Borrower or any of its Subsidiaries (the "Premises") or the businesses therein conducted which have not been fully satisfied and discharged, and (ii) except as set forth in Schedule III, there has been no spill, discharge, release, or cleanup of any hazardous or toxic waste or substance or any petroleum product or pesticide ("Hazardous Substances") at any of the Premises, including, without limitation, into or upon any of their respective soils, surface water, ground water, or the improvements located thereon (a "Hazardous Discharge"), and, accordingly, such properties are clean of all such wastes and substances. The Borrower expressly covenants and agrees that to the extent the Premises are used for the handling, storage, transportation, or disposal of any Hazardous Substance, it shall (i) implement and maintain a program or system to minimize the likelihood and effect of any Hazardous Discharge, (ii) use its best efforts to ensure that such use will be in accordance with all federal, state, and local environmental laws, rules, and regulations which apply to the handling, storage, transportation, or disposal of any Hazardous Substance and (iii) obtain any and all necessary permits, licenses, and approvals with respect to such use.

                  (b) The Borrower agrees to indemnify and hold the Lender harmless from and against any claims, losses, damages, liabilities (including, without limitation, all foreseeable and unforeseeable consequential damages), penalties, fines, charges, interest, judgments, administrative and judicial proceedings, voluntary or involuntary, remedial actions of any kind, public or private, incurred by the Lender as a result of any past, present, or future use, handling, storage, transportation or disposal of any Hazardous Substance by the Borrower or any of its Subsidiaries or any other user or operator of any of the Premises; including, without limitation, all costs and expenses incurred in connection therewith (including, without limitation, reasonable attorneys' fees and expenses (including those for appellate proceedings and court costs). The foregoing indemnity shall survive the repayment of the Revolving Credit Loans and the termination of this Agreement; provided that the Borrower shall not be liable to the Lender for its own gross negligence or willful misconduct nor shall the Borrower be liable for any claims which are barred by any applicable statute of limitations.

                  (c) Subject to the provisions of this Article XI, the Borrower and its Subsidiaries shall comply with any and all federal, state, or local environmental laws, rules, or regulations which apply to the Premises or to any users or operators of any establishments at the Premises.

                             * END OF ARTICLE XI *

                        ARTICLE XII - EVENTS OF DEFAULT

         12.1 EVENTS OF DEFAULT.

                  If any one of the following "EVENTS OF DEFAULT" shall occur and shall not have been remedied:

                  (a) Any representation or warranty made by the Borrower or Guarantor in connection with this Agreement, or any Revolving Credit Loan hereunder, or in any certificate or report furnished by the Borrower or Guarantor hereunder shall prove to have been incorrect in any material respect; or

                  (b) The Borrower shall fail to pay, when due, any principal of or interest on the Note, or to pay when due any other sum payable under this Agreement; or

                  (c) The Borrower or Guarantor shall default in the performance of any agreement, covenant or obligation contained herein, other than a default in payment and such default is not cured within thirty (30) days of the occurrence thereof; or

                  (d) Final judgment for the payment of money in an amount in excess of Twenty-Five Thousand Dollars ($25,000.00) per judgment or One Hundred Thousand Dollars ($100,000.00) in the aggregate in excess of applicable insurance coverage shall be rendered against the Borrower or any of its Subsidiaries, and the same shall remain undischarged for a period of thirty (30) days, during which period execution shall not effectively be stayed; or

                  (e) The Borrower shall voluntarily terminate operations or the Borrower or any Subsidiary or Guarantor shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of the Borrower or Subsidiary, as the case may be, or of all or of a substantial part of the assets of the Borrower or Subsidiary or Guarantor, as the case may be, (2) admit in writing its inability, or be generally unable, to pay its debts as the debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect), (5) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (6) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or
(7) take any corporate action for the purpose of effecting any of the foregoing; or

                  (f) The Borrower shall fail to furnish to the Lender notice of default in accordance with Section 9.7 hereof, within ten (10) days after any such Default or Event of Default becomes known to the President or Chief Financial Officer of the Borrower, whether or not notification to the Borrower is furnished by the Lender, unless such Default or Event of Default shall be cured prior to the expiration of such ten (10) day period; or

                  (g) Without its application, approval or consent, a proceeding shall be commenced, in any court of competent jurisdiction, seeking in respect of the Borrower or any Subsidiary or any Guarantor: the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debt, the appointment of a trustee, receiver, liquidator or the like of the Borrower or Subsidiary or any Guarantor, as the case may be, or of all or any substantial part of the assets of the Borrower or Subsidiary or any Guarantor, as the case may be, or other like relief in respect of the Borrower or Subsidiary or any Guarantor, as the case may be, under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts unless such proceeding is contested in good faith by the Borrower or Subsidiary or any Guarantor; and, if the proceeding is being contested in good faith by the Borrower or Subsidiary or any Guarantor, as the case may be, the same shall continue undismissed, or unstayed and in effect, for any period of sixty (60) consecutive days, or an order for relief against the Borrower or any Subsidiary shall be entered in any involuntary case under the Bankruptcy Code; or

                  (h) The Borrower or any of its Subsidiaries shall (1) default in the payment of principal or interest, on any Indebtedness to Lender (other than the Notes) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; (2) default in the payment of principal or interest on any Indebtedness to any other lender beyond the applicable period of grace pertaining thereto, if any, provided in the instrument or agreement under which such Indebtedness was created; or (3) default in the observance or performance of any other agreement contained in any Indebtedness referred to in (1) or (2) above or in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur, the effect of which default or other event is to cause, or permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due prior to its stated maturity; provided, however, that no Event of Default shall occur under this Article XII so long as the Borrower or any of its Subsidiaries shall contest in good faith its obligations under the Indebtedness described in this Article XII by appropriate proceedings and the Borrower or Subsidiary, as the case may be, shall have set aside on its books adequate reserves with respect to any amount so contested; or

                  (i) A Termination Event has occurred; or a trustee shall be appointed to administer any Plan or Plans under Section 4042 of ERISA; or the Pension Benefit Guaranty Corporation shall institute proceedings to terminate, or to have a trustee appointed to administer, any Plan or Plans, and the proceeding shall not be dismissed within thirty (30) days; or a voluntary notice of intent to terminate is filed under Section 4041 of ERISA which would, in the opinion of the Lender, result in a Material Adverse Change; or, with respect to any Plan as to which the Borrower or any Subsidiary may have any liability, there shall exist a deficiency in the Plan assets available to satisfy the benefits guaranteeable under ERISA with respect to the Plan which is material to the financial condition of the Borrower and such Subsidiary taken as a whole, and (1) steps are undertaken to terminate the Plan or (2) the Plan is terminated or (3) any Reportable Event which presents a material risk of termination with respect to the Plan shall occur; or

                  (j) Failure by Borrower or any of its Subsidiaries to conduct its business in the ordinary course consistent with past practices and in accordance with all local, state and Federal laws and regulations governing the conduct of Borrower's or any of Subsidiary's businesses, which failure is reasonably likely to result in a Material Adverse Change; or

                  (k) (i) Cancellation, revocation, suspension or termination of any Medicare Certification, Medicare Provider Agreement, or Medicaid Provider Agreement affecting the Borrower or any Subsidiary or materially affecting any Contract Provider, or (ii) the loss of any other permits, licenses, authorizations, certifications or approvals from any federal, state or local governmental authority or termination of any contract with any such authority, in either case which cancellation, revocation, suspension, termination or loss
(X) in the case of any suspension or temporary loss only, continues for a period greater than thirty (30) days and (Y) results in the suspension or termination of operations of the Borrower or any Subsidiary or in the failure of the Borrower or any Subsidiaries to be eligible to participate in Medicare or Medicaid programs or to accept assignments of rights to reimbursement under Medicaid Regulations or Medicare Regulations; or

                  (l) Dissolution of Borrower or failure of the Borrower to maintain its corporate existence except for the discontinuation or cessation of any Subsidiary's existence in the ordinary course of business and which does not result in a Material Adverse Change; or

                  (m) Any Material Adverse Change shall occur; or

                  (n) Any default shall occur by Borrower under a Medical Director Agreement, or any other agreement with a Contract Provider, which is not cured within any applicable grace period and which has a material adverse effect on the Borrower and its Subsidiaries taken as a whole.

                  (o) This Agreement, the Note, the Related Documents or any other security document in favor of Lender, or any provisions thereof, shall be invalidated or deemed unenforceable in any material respect; or

                  (p) Any default shall occur under the Note Agreement or the Related Documents which default continues beyond any applicable grace or cure period contained therein;

THEREUPON, in the case of any such event the Lender may at its option: (i) immediately terminate the Revolving Credit Commitment of the Lender hereunder, and/or (ii) immediately declare the principal of, and interest accrued on, the Note forthwith due and payable, whereupon the same shall become forthwith due and payable; and the principal of, and interest accrued on, the Note shall become immediately due and payable, both as to principal and interest, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding; and (iii) exercise any and all rights and remedies available to Lender under this Agreement, the Note, the Related Documents, the Uniform Commercial Code in effect in the State of Florida or any other document, instrument or agreement executed and delivered in connection with this Agreement, and all rights and remedies available to Lender under any other applicable law.

                             * END OF ARTICLE XII *

                          ARTICLE XIII - MISCELLANEOUS

         13.1 NO WAIVER, REMEDIES CUMULATIVE.

                  No failure on the part of the Lender to exercise and no delay in exercising any right granted hereunder or in the Notes shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

         13.2 SURVIVAL OF REPRESENTATIONS.

                  All representations and warranties made herein shall survive the making of the Revolving Credit Loans hereunder and the delivery of the Notes.

         13.3 EXPENSES.

                  Whether or not any of the Revolving Credit Loans herein provided for shall be made, the Borrower agrees to pay on demand all reasonable costs and expenses of the Lender in connection with the preparation, printing, execution, and delivery of this Agreement, the Related Documents, the Note, and the other instruments and documents to be delivered hereunder and thereunder, including the reasonable fees and out-of-pocket expenses of legal counsel for the Lender, with respect thereto, and the reasonable fees of independent public accountants, and other outside experts retained by the Lender in connection with the enforcement of this Agreement, the Related Documents, the Note, and the other instruments and documents to be delivered hereunder and thereunder. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Notes and the instruments and documents to be delivered hereunder and thereunder, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes. All obligations provided for in this Section 13.3 shall survive any termination of this Agreement.

         13.4 NOTICES.

                  Except as otherwise provided for in this Agreement, any notice or other communication hereunder to any party hereto shall be delivered by hand, registered or certified mail, postage prepaid return receipt requested, in the United States mail or overnight delivery by a nationally recognized overnight courier service ("Overnight Courier") and shall be deemed to have been given or made on the third (3rd) Business Day after the deposit thereof in the mail, or shall be deemed to have been given or made on the second (2nd) Business Day after deposit thereof with an Overnight Courier, or when received if delivered by hand, addressed to the party at its address specified next to its signature hereto (or at any other address that the party may hereafter specify to the other parties in writing), except that notices by the Borrower under Section 2.2 hereof shall not be effective until received.

         13.5 CONSTRUCTION.

                  This Agreement, the Related Documents, and the Note shall be deemed contracts made under the law of the State of Florida and shall be governed by and construed in accordance with the law of said state.

         13.6 SUCCESSORS AND ASSIGNS.

                  This Agreement shall be binding upon and shall inure to the benefit of the Borrower and the Lender, and their respective successors and assigns; provided, that the Borrower may not assign any of its rights hereunder without the prior written consent of the Lender. The Lender may, without the consent of the Borrower, or any other Person, assign, negotiate, hypothecate, or grant participations in this Agreement or in any of its rights and security under this Agreement and each of the other documents contemplated to be executed in conjunction herewith; provided, however, the Lender agrees that in the event of all such assignments, negotiations, hypothecations, or participations the Lender shall remain as the holder of the majority amount of the Revolving Credit Loans and as administrative agent hereunder and shall not assign its obligations to administer the Revolving Credit Loans. The Borrower shall accord full recognition to any such assignment, and all rights and remedies of the Lender in connection with the interest so assigned shall be as fully enforceable by such assignee as they were by the Lender before such assignment. In connection with any proposed assignment, the Lender may disclose to the proposed assignee any information that the Borrower is required to deliver to the Lender pursuant to this Agreement.

         13.7 JURISDICTION, SERVICE OF PROCESS.

                  (a) Any suit, action, or proceeding against the Borrower or any Subsidiary with respect to this Agreement, the Note, the Related Documents or any judgment entered by any court in respect of any thereof may be brought in the courts of the State of Florida or in the U.S. District Court for the

Southern District of Florida as the Lender (in its sole discretion) may elect, and the Borrower and each Subsidiary hereby accepts the nonexclusive jurisdiction of those courts for the purpose of any suit, action, or proceeding.

                  (b) In addition, the Borrower and each Subsidiary hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action, or proceeding arising out of or relating to this Agreement, the Note, the Related Documents or any judgment entered by any court in respect of any thereof brought in Miami-Dade County, Florida, and hereby further irrevocably waives any claim that any suit, action, or proceeding brought in Dade County, Florida has been brought in an inconvenient forum. The Borrower and each Subsidiary further agrees that if any such suit, action, or proceeding is pending in more than one jurisdiction that the Lender's selection of the forum shall be binding on the Borrower and each Subsidiary.

         13.8 LIMIT ON INTEREST.

                  Anything herein, in the Related Documents, or in the Notes to the contrary notwithstanding, the obligations of the Borrower under this Agreement, the Related Documents, and the Note to the Lender shall be subject to the limitation that payments of interest to the Lender shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender (if any) which limit the maximum rate of interest which may be charged or collected by the Lender; provided, however, that nothing herein shall be construed to limit the Lender to presently existing maximum rates of interest, if an increased interest rate is hereafter permitted by reason of applicable federal or state legislation. If by the terms of this Agreement, the Related Documents, or the Note, the Borrower is at any time required or obligated to pay interest in excess of such maximum rate, the rate of interest payable hereunder and thereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied to and shall be deemed to have been payments in reduction of the principal balance of this Agreement and the Note.

         13.9 PAYMENT ON OTHER THAN BUSINESS DAY.

                  Except as otherwise provided for in this Agreement, should any payment required by this Agreement become due and payable other than on a Business Day, the maturity thereof shall be the immediately preceding Business Day.

         13.10 NET PAYMENTS.

                  All payments by the Borrower under this Agreement and the Note shall be made without setoff or counterclaim and in such amounts as may be necessary in order that all payments, after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties, or other charges of whatsoever nature imposed by any government or any political subdivision or taxing authority thereof (collectively, the "Taxes"), shall not be less than the amounts otherwise specified to be paid under this Agreement and the Note. Notwithstanding anything to the contrary contained in this Section 13.10, the Borrower shall not be liable for the payment of any tax on or measured by net income imposed on the Lender pursuant to the income tax laws of the United States or any of the United States or any political subdivision thereof. The Borrower shall pay all Taxes when due (and indemnify the Lender against any liability therefor) and shall promptly (and in any event not later than 30 days thereafter) furnish to the Lender any certificates, receipts, and other documents which may be required (in the judgment of the Lender) to establish any tax credit to which the Lender may be entitled. The obligations of the Borrower under this Section 13.10 shall survive the termination of this Agreement and the repayment of the Revolving Credit Loans, but such obligations shall terminate as to any claim or liability for Taxes for which the Borrower is responsible pursuant to this Section 13.10 on the same date that any such claim or liability for Taxes is barred by any applicable statute of limitations.

         13.11 INDEMNIFICATION OF LENDER.

                  Borrower and each Subsidiary hereby jointly and severally indemnify and hold harmless, release and forever discharge Lender, its agents, servants, employees, officers, directors, affiliates, attorneys, successors and assigns from all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever which may exist as of the date hereof or arise hereafter or which may be presently known or unknown and which may be of any nature and extent whatsoever which may be brought by third parties on account of or in any way directly or indirectly related to, concerning, arising out of, or founded upon this Agreement, the Related Documents and any agreement, document or instrument executed or to be executed in conjunction therewith or in connection with any and all transactions contemplated thereby. This indemnity and release on the part of the Borrower and the Subsidiary is contractual and not merely a recital. The foregoing indemnity shall survive the repayment of the Revolving Credit Loans and the termination of this Agreement; provided that neither the Borrower nor any Subsidiary shall indemnify or be liable to the Lender for its own gross negligence or willful misconduct nor shall the Borrower or any Subsidiary be liable for any claims which are barred by any applicable statute of limitations.

         13.12 COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument.

         13.13 HEADINGS.

                  The headings and the Table of Contents of this Agreement are for convenience only and are not to affect the construction of or to be taken into account in interpreting the substance of this Agreement.

         13.14 SEVERABILITY.

                  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         13.15 COURSE OF DEALING; AMENDMENT; SUPPLEMENTAL AGREEMENTS.

                  No course of dealing between the Lender and the Borrower shall be effective to amend, modify, or change any provision of this Agreement. This Agreement may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Borrower. The Lender and the Borrower may, subject to the provisions of this Section 13.15, from time to time, enter into written agreements supplemental hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights and obligations of the Lender and the Borrower hereunder. Any such supplemental agreement in writing shall be binding upon the Lender and the Borrower.

         13.16 RIGHT OF SETOFF.

                  Upon the occurrence and during the continuance of any Event of Default, the Lender is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, professional or final) at any time held and any other indebtedness owing by the Lender to or for the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this agreement or the note, or any other instrument executed in connection with this agreement or the notes or constituting security therefor, irrespective of whether or not the Lender shall have made demand under this agreement or the note and although such obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lender under this Section 13.16 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Lender may have.

         13.17 ARBITRATION.

                  MANDATORY ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                  (a) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY ENDISPUTE, INC. D/B/A J.A.M.S./ENDISPUTE WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S./ENDISPUTE IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL SIXTY (60) DAYS.

                  (b) RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF LENDER (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF

OR THE APPOINTMENT OF A RECEIVER. LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.


                                   [BORROWER]:

                                    RENEX CORP.,
                                    a Florida corporation



                                    By:
                                       ------------------------------------
                                       Print Name: James Shea
                                       Title:   President
                                       [Corporate Seal]

                                       2100 Ponce de Leon Boulevard
                                       Coral Gables, Florida  33134
                                       Attention: James Shea



                                   [LENDER]:

                                   NATIONSBANK, N.A., a national
                                   banking association



                                   By:
                                       ------------------------------------
                                       Print Name: John Foreman
                                       Title: Vice President

                                       100 Southeast 2nd Street
                                       15th Floor
                                       Miami, Florida  33131
                                       Attention:  John Foreman and Commercial
                                       Banking Manager

                      [ACKNOWLEDGMENTS APPEAR ON NEXT PAGE]

COMMONWEALTH OF BAHAMAS                     )
ISLAND OF NEW PROVIDENCE                    )
CITY OF NASSAU                              )


        The foregoing instrument was acknowledged before me in Nassau, Bahamas this 30th day of April, 1998 by James Shea as President of RENEX CORP., a Florida corporation, on behalf of the corporation.



                                     ------------------------------------------
                                     Signature of Notary Public
                                     Nassau, Bahamas



                                     ------------------------------------------
                                     Print, Type or Stamp Commissioned Name of
                                     Notary Public

Personally Known ______ or Produced Identification _______

Type of Identification Produced: _____ Driver's License _____ Other ___________


COMMONWEALTH OF BAHAMAS                     )
ISLAND OF NEW PROVIDENCE                    )
CITY OF NASSAU                              )

         The foregoing instrument was acknowledged before me in Nassau, Bahamas this 30th day of April, 1998, by John Foreman, as Vice President of NATIONSBANK, N.A., a national banking association, on behalf of the Lender.



                                     ------------------------------------------
                                     Signature of Notary Public
                                     Nassau, Bahamas



                                     ------------------------------------------
                                     Print, Type or Stamp Commissioned Name
                                     of Notary Public

Personally Known ______ or Produced Identification _______

Type of Identification Produced: _____ Driver's License _____ Other ___________

                               JOINDER AND CONSENT

         The undersigned Guarantors hereby join in and consent to that certain Credit Agreement by and between Renex Corp. and NationsBank, N.A., dated as of April 30, 1998 (the "Credit Agreement"), and agrees to be bound by each and every one of the terms and conditions applicable to Guarantor in the Credit Agreement.



                                            [SUBSIDIARIES OF THE BORROWER]



                                            By:
                                               --------------------------------

                                            Print Name:
                                                       ------------------------

                                            As:
                                               --------------------------------
                                                         [Corporate Seal]

STATE OF FLORIDA                                     )
                                                     )
COUNTY OF MIAMI-DADE                                 )

        The foregoing instrument was acknowledged before me on this ____ day of May, 1998 by _____________________, as ____________ of _____________________, a
___________, on behalf of the _______________.



                                     ------------------------------------------
                                     Signature of Notary Public
                                     State of Florida



                                     ------------------------------------------
                                     Print, Type or Stamp Commissioned Name of
                                     Notary Public

Personally Known ______ or Produced Identification _______

Type of Identification Produced: _____ Driver's License _____ Other ____________

                              SCHEDULE/EXHIBIT LIST
                                       TO
                                CREDIT AGREEMENT

Schedule I      -      Subsidiaries, Affiliates

Schedule II     -      Additional Existing Liens, Permitted Liens, Additional
                       Existing Indebtedness, Existing Guaranties, Materially
                       Adverse and Contingent Liabilities, Investments

Schedule III    -      Environmental Matters

===============================================================================


Exhibit A       -      Form of Notice and Manner of Borrowing

Exhibit B       -      Form of Note

Exhibit C       -      Form of Acquisition Advance Certificate

Exhibit D       -      Form of Closing Document List

                                   SCHEDULE I
                                       TO
                                CREDIT AGREEMENT
                                ----------------


                                  SUBSIDIARIES
                                  ------------

                          LIST TO BE PROVIDED TO LENDER


                                   AFFILIATES
                                   ----------

                                      NONE

                                   SCHEDULE II
                                       TO
                                CREDIT AGREEMENT
                                ----------------


                            ADDITIONAL EXISTING LIENS
                            -------------------------
                                      NONE


                                 PERMITTED LIENS
                                 ---------------
                                      NONE


                        ADDITIONAL EXISTING INDEBTEDNESS
                        --------------------------------
                                      NONE


                               EXISTING GUARANTIES
                               -------------------
                                      NONE


                  MATERIALLY ADVERSE AND CONTINGENT LIABILITIES
                  ---------------------------------------------
                                      NONE


                                   INVESTMENTS
                                   -----------
                                      NONE

                                  SCHEDULE III
                                       TO
                                CREDIT AGREEMENT
                                ----------------


                              ENVIRONMENTAL MATTERS
                              ---------------------
                                      NONE

                                    EXHIBIT A

                                  FORM OF NOTE

                                    EXHIBIT B

                     FORM OF ACQUISITION ADVANCE CERTIFICATE

                                    EXHIBIT C

                       FORM OF CLOSING DOCUMENT CHECKLIST